                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                  NICHOLAS-APPELGATE CONVERTIBLE & INCOME FUND

-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. 1)

1)   Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
5)   Total fee paid:

-------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)       Amount previously paid:

------------------------------------------------------------------------------


2)   Form, Schedule or Registration Statement No.:
----------------------------------------------------------------------------
3)   Filing Party:
----------------------------------------------------------------------------
4)   Date Filed:
----------------------------------------------------------------------------

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 29, 2004

                                ----------------


    C/O PA FUND MANAGEMENT LLC (FORMERLY PIMCO ADVISORS FUND MANAGEMENT LLC)
                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105


To the Shareholders of Nicholas-Applegate Convertible & Income Fund (the
"Fund"):

     Notice is hereby given that an Annual Meeting of Shareholders (the "Meeting") of the Fund will be held at the offices of PA Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday, June 29, 2004 at 4:00 p.m., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated May 17, 2004:

   1. To elect three Trustees of the Fund, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

   2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     The Board of Trustees of the Fund has fixed the close of business on May 7, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.


                                                By order of the Board of
                                                Trustees of the Fund




                                            /s/ Newton B. Schott, Jr.,
                                            ------------------------------------
                                                Newton B. Schott, Jr., Secretary


New York, New York
May 17, 2004


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY, NO MATTER HOW MANY SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPLICABLE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MARK AND MAIL YOUR PROXY OR PROXIES PROMPTLY IN ORDER TO SAVE THE FUND ANY ADDITIONAL COSTS OF FURTHER PROXY SOLICITATIONS AND IN ORDER FOR THE MEETING TO BE HELD AS SCHEDULED.

                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND


                           C/O PA FUND MANAGEMENT LLC
                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 29, 2004


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Nicholas-Applegate Convertible & Income Fund ("NCV" or the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the offices of PA Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, on Tuesday, June 29, 2004 at 4:00 p.m., Eastern Time.

     The Notice of Annual Meeting of Shareholders (the "Notice"), this Proxy Statement and the enclosed Proxy Card are first being sent to Shareholders on or about May 20, 2004.

     The Meeting is scheduled as a meeting of the holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together with Common Shareholders, the "Shareholders") of the Fund because the Shareholders of the Fund are expected to consider and vote on similar matters. Shareholders of the Fund will vote on the Proposal set forth herein and on any other matters that may properly come before the Meeting.

     The Board has fixed the close of business on May 7, 2004 as the record date (the "Record Date") for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of the Fund on the Record Date will be entitled to one vote on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock ("Common Shares") and shares of preferred stock ("Preferred Shares" and, together with the Common Shares, the "Shares") issued and outstanding of the Fund at the close of business on the Record Date:

                    OUTSTANDING                   OUTSTANDING
                   COMMON SHARES                PREFERRED SHARES
                   -------------                ----------------
                     66,193,927                     21,000

     The classes of stock listed in the table above are the only classes of stock currently authorized by the Fund.

     At the Meeting, Preferred Shareholders of the Fund will have equal voting rights (i.e., one vote per Share) with the Fund's Common Shareholders and, except as discussed below, will vote together with

Common Shareholders as a single class on all proposals to be brought before the Meeting. As summarized in the table below, (i) the Preferred Shareholders, voting as a separate class, have the right to vote on the election on Robert E. Connor as a Trustee of the Fund, and (ii) the Common and Preferred Shareholders, voting together as a single class, have the right to vote on the election of Hans W. Kertess and R. Peter Sullivan III as Trustees of the Fund.


                                    SUMMARY

PROPOSAL                                                        COMMON SHAREHOLDERS   PREFERRED SHAREHOLDERS
-------------------------------------------------------------- --------------------- -----------------------
ELECTION OF TRUSTEES
 o  Election of Hans W. Kertess and R. Peter Sullivan III.....           X                     X
 o  Election of Robert E. Connor .............................          N/A                    X

     You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the Fund at 1345 Avenue of the Americas, New York, NY 10105, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, Shares represented by the proxies will be voted on all such proposals in the discretion of the person, or persons, voting the proxies.


     The principal executive offices of the Fund are located at 1345 Avenue of the Americas, New York, New York 10105. PA Fund Management LLC (the "Manager") serves as the investment manager of the Fund and retains its affiliate, Nicholas-Applegate Capital Management LLC ("NACM"), to serve as the Fund's sub-adviser. Additional information regarding the Manager and NACM may be found under "Additional Information -- Investment Manager and Portfolio Manager" below.


     The solicitation will be by mail primarily and the cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by the Fund.


     As of April 30, 2004, the Trustees and nominees and the officers of the Fund as a group and individually beneficially owned less than one percent (1%) of the Fund's outstanding Common Shares and Preferred Shares and, to the knowledge of the Fund, no person beneficially owned more than five percent (5%) of the outstanding Shares of any class of the Fund.

                        PROPOSAL: ELECTION OF TRUSTEES


     In accordance with the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), the Trustees have been divided into the following three classes (each a "Class"): Class I, Class II and Class III.

     The term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the 2005 annual meeting of shareholders; and the term of office of the Class III Trustees will expire at the 2006 annual meeting of shareholders. Accordingly, Shareholders will vote to elect Class I Trustees at the Meeting for an approximate three-year term expiring at the 2007 annual meeting of shareholders. The Fund's Nominating Committee recommended to the Board that Robert E. Connor be nominated for re-election as a Class I Trustee at the Meeting.

     In February 2004, after the initial public offerings of the Shares, the Board of Trustees approved an increase in the size of the Board from three to four members and the Fund's Nominating Committee recommended to the Board that Hans W. Kertess be appointed as a Trustee of the Fund to fill the vacancy created by such action. In accordance with the Fund's Declaration, Mr. Kertess was designated a Class I Trustee to serve until the Meeting, at which time his initial term will expire. The Fund's Nominating Committee recommended to the Board that Mr. Kertess be nominated for election as a Class I Trustee at the Meeting. Later in February 2004, the Board determined to increase its size from four to five members and the Fund's Nominating Committee recommended to the Board that R. Peter Sullivan III be nominated to serve as a Trustee of the Fund to fill the vacancy created by such action. Mr. Sullivan has been nominated to serve as a Class II Trustee. Consistent with the Declaration, if elected, each nominee shall hold office for terms that coincide with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Kertess will serve a term coinciding with the Class I Trustees, which will expire at the Fund's 2007 annual meeting and Mr. Sullivan will serve a term coinciding with the Class II Trustees, which will expire at the Fund's 2005 annual meeting.

     All members of the Board are or will be, if elected, "Continuing Trustees," as such term is defined in the Declaration, having either served as Trustee since the inception of the Fund or having been nominated by at least a majority of the Continuing Trustees then members of the Board.

     At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders where such vacancy arose other than by an increase in the number of Trustees (whether or not such vacancy has been filled by election of a new Trustee by the Board of Trustees) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, and until his successor shall be elected and shall qualify.

     The following table summarizes the nominees who will stand for election at the Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

TRUSTEE                                CLASS      EXPIRATION OF TERM IF ELECTED*
---------------------------------   ----------   -------------------------------
     Robert E. Connor ...........   Class I            2007 Annual Meeting
     Hans W. Kertess ............   Class I            2007 Annual Meeting
     R. Peter Sullivan III ......   Class II           2005 Annual Meeting

----------
* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under this classified Board structure, only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.


     Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for the Fund to vote each proxy for the persons listed above. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for the Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).


INFORMATION REGARDING TRUSTEES AND NOMINEES.

     The following table provides information concerning the Trustees/Nominees of the Fund.

                                                                                                     NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                       FUND           OTHER
                                 POSITION(S)     TERM OF                                              COMPLEX     DIRECTORSHIPS
                                     HELD       OFFICE AND                                          OVERSEEN BY      HELD BY
                                   WITH THE     LENGTH OF          PRINCIPAL OCCUPATION(S)           TRUSTEE/       TRUSTEE/
NAME, ADDRESS*, AND AGE              FUND      TIME SERVED         DURING THE PAST 5 YEARS            NOMINEE        NOMINEE
------------------------------- ------------- ------------- ------------------------------------- -------------- --------------
INDEPENDENT TRUSTEES/NOMINEES**
Paul Belica                     Trustee       Since         Trustee, Fixed Income SHares,               20       None.
Age 82                                        inception     PIMCO Municipal Income Fund,
                                              (March        PIMCO California Municipal
Class III                                     2003)         Income Fund, PIMCO New York
                                                            Municipal Income Fund, PIMCO
                                                            Corporate Income Fund, PIMCO
                                                            Municipal Income Fund II, PIMCO
                                                            California Municipal Income Fund
                                                            II, PIMCO New York Municipal
                                                            Income Fund II, PIMCO Municipal
                                                            Income Fund III, PIMCO California
                                                            Municipal Income Fund III, PIMCO
                                                            New York Municipal Income Fund
                                                            III, PIMCO Corporate Opportunity
                                                            Fund, PIMCO High Income Fund,
                                                            Nicholas-Applegate Convertible &
                                                            Income Fund II and PIMCO
                                                            Floating Rate Income Fund;
                                                            Director, Municipal Advantage Fund
                                                            Inc.; Director, Student Loan Finance
                                                            Corp., Education Loans, Inc., Goal
                                                            Funding, Inc., Goal Funding II, Inc.
                                                            Formerly, Senior Executive and
                                                            Member of the Board of Smith
                                                            Barney, Harris Upham & Co., and
                                                            the CEO of five State of New York
                                                            agencies.

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND           OTHER
                           POSITION(S)     TERM OF                                           COMPLEX     DIRECTORSHIPS
                               HELD       OFFICE AND                                       OVERSEEN BY      HELD BY
                             WITH THE     LENGTH OF         PRINCIPAL OCCUPATION(S)         TRUSTEE/       TRUSTEE/
NAME, ADDRESS*, AND AGE        FUND      TIME SERVED        DURING THE PAST 5 YEARS          NOMINEE        NOMINEE
------------------------- ------------- ------------- ---------------------------------- -------------- --------------
Robert E. Connor***       Trustee       Since         Trustee, Fixed Income SHares,            20       None.
Age 69                                  inception     PIMCO Municipal Income Fund,
                                        (March        PIMCO California Municipal
Class I                                 2003)         Income Fund, PIMCO New York
                                                      Municipal Income Fund, PIMCO
                                                      Corporate Income Fund, PIMCO
                                                      Municipal Income Fund II, PIMCO
                                                      California Municipal Income Fund
                                                      II, PIMCO New York Municipal
                                                      Income Fund II, PIMCO Municipal
                                                      Income Fund III, PIMCO California
                                                      Municipal Income Fund III, PIMCO
                                                      New York Municipal Income Fund
                                                      III, PIMCO Corporate Opportunity
                                                      Fund, Nicholas-Applegate
                                                      Convertible & Income Fund II,
                                                      PIMCO High Income Fund and
                                                      PIMCO Floating Rate Income Fund;
                                                      Director, Municipal Advantage
                                                      Fund, Inc.; Corporate Affairs
                                                      Consultant. Formerly, Senior Vice
                                                      President, Corporate Office,
                                                      Salomon Smith Barney Inc.

John J. Dalessandro II+   Trustee       Since         President and Director, J.J.             15       None.
Age 66                                  inception     Dalessandro II Ltd., registered
                                        (March        broker-dealer and member of the
Class II                                2003)         New York Stock Exchange; Trustee,
                                                      PIMCO Municipal Income Fund,
                                                      PIMCO California Municipal
                                                      Income Fund, PIMCO New York
                                                      Municipal Income Fund, PIMCO
                                                      Corporate Income Fund, PIMCO
                                                      Municipal Income Fund II, PIMCO
                                                      California Municipal Income Fund
                                                      II, PIMCO New York Municipal
                                                      Income Fund II, PIMCO Municipal
                                                      Income Fund III, PIMCO California
                                                      Municipal Income Fund III, PIMCO
                                                      New York Municipal Income Fund
                                                      III, PIMCO Corporate Opportunity
                                                      Fund, Nicholas-Applegate
                                                      Convertible & Income Fund II,
                                                      PIMCO High Income Fund and
                                                      PIMCO Floating Rate Income Fund.

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND           OTHER
                           POSITION(S)     TERM OF                                            COMPLEX     DIRECTORSHIPS
                               HELD       OFFICE AND                                        OVERSEEN BY      HELD BY
                             WITH THE     LENGTH OF         PRINCIPAL OCCUPATION(S)          TRUSTEE/       TRUSTEE/
NAME, ADDRESS*, AND AGE        FUND      TIME SERVED        DURING THE PAST 5 YEARS           NOMINEE        NOMINEE
------------------------- ------------- ------------- ----------------------------------- -------------- --------------
Hans W. Kertess           Trustee       Since         President, H. Kertess & Co.;             15        None.
Age 64                                  February      Trustee, PIMCO Municipal Income
                                        2004          Fund, PIMCO California Municipal
Class I                                               Income Fund, PIMCO New York
                                                      Municipal Income Fund, PIMCO
                                                      Corporate Income Fund, PIMCO
                                                      Municipal Income Fund II, PIMCO
                                                      California Municipal Income Fund
                                                      II, PIMCO New York Municipal
                                                      Income Fund II, PIMCO Municipal
                                                      Income Fund III, PIMCO California
                                                      Municipal Income Fund III, PIMCO
                                                      New York Municipal Income Fund
                                                      III, PIMCO Corporate Opportunity
                                                      Fund, PIMCO High Income Fund,
                                                      Nicholas-Applegate Convertible &
                                                      Income Fund II and PIMCO
                                                      Floating Rate Income Fund.
                                                      Formerly, Managing Director, Royal
                                                      Bank of Canada Capital Markets.

R. Peter Sullivan III     N/A           N/A           Trustee, PIMCO Municipal Income          10        None.
Age 62                                                Fund, PIMCO California Municipal
                                                      Income Fund, PIMCO New York
Class II                                              Municipal Income Fund, PIMCO
                                                      Corporate Income Fund, PIMCO
                                                      Municipal Income Fund II, PIMCO
                                                      California Municipal Income Fund
                                                      II, PIMCO New York Municipal
                                                      Income Fund II, PIMCO Municipal
                                                      Income Fund III, PIMCO California
                                                      Municipal Income Fund III and
                                                      PIMCO New York Municipal
                                                      Income Fund III. Formerly,
                                                      Managing Partner, Bear Wagner
                                                      Specialists LLC.

----------
* Unless otherwise indicated, the business address of the persons listed below is c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

** "Independent Trustees" or "Independent Nominees" are those Trustees or nominees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund.

*** In addition to the positions noted, Mr. Connor previously provided occasional editorial consulting services as an independent contractor to an administrative unit of Smith Barney, an affiliate of Citigroup Inc., the parent company of Citigroup Global Markets Inc.

+ Mr. Dalessandro is treated by the Fund as not being an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, the Manager or NACM, despite his affiliation with J.J. Dalessandro II Ltd., a member of the New York Stock Exchange, Inc. (the "Exchange") that operates as a floor broker and effects portfolio transactions for other brokers, generally other members of the Exchange, and one unrelated investment adviser.

     The following table states the dollar range of equity securities beneficially owned as of April 30, 2004 by each Trustee and nominee of the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee or nominee in the "family of investment companies" including the Fund.

                                      DOLLAR RANGE OF         AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                           EQUITY                REGISTERED INVESTMENT COMPANIES OVERSEEN BY
NAME OF TRUSTEE/NOMINEE           SECURITIES IN THE FUND*   TRUSTEE/NOMINEE IN THE FAMILY OF INVESTMENT COMPANIES*
-------------------------------- ------------------------- -------------------------------------------------------
INDEPENDENT TRUSTEES/NOMINEES
Paul Belica .................... None.                                         Over $100,000.
Robert E. Connor ............... None.                                              None.
Hans W. Kertess ................ None.                                              None.
R. Peter Sullivan III .......... None.                                              None.
John J. Dalessandro II ......... None.                                              None.

----------
*     Securities are valued as of April 30, 2004.

     To the knowledge of the Fund, as of April 30, 2004, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediately family members did not own securities of an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

     COMPENSATION. The Fund, PIMCO Municipal Income Fund, PIMCO California Municipal Income, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO High Income Fund and PIMCO Floating Rate Income Fund (collectively, the "PIMCO Advisors Closed-End Funds") are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or NACM or any entity controlling, controlled by or under common control with the Manager or NACM, receives compensation for their attendance at joint meetings and for their service on Board committees. Trustees will receive up to a maximum of (i) $25,000 for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meetings are attended in person and (iii) $1,000 for joint telephonic meetings. Each Trustee receives a pro rata percentage of the aforementioned fees based on the net assets, including assets attributable to the Fund's Outstanding Preferred Shares, of the Funds on which that Trustee serves. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per fund per meeting of the Audit Oversight Committees for those PIMCO Advisors Closed-End Funds for which they serve as Trustee and as an Audit Oversight Committee member. The Audit Oversight Committee Chairman receives $500 annually per Fund for which he serves as Chairman. Trustees will also be reimbursed for meeting-related expenses.


     Each Trustee's compensation and other meeting-related expenses are allocated pro rata among the PIMCO Advisors Closed-End Funds on whose Boards the Trustee serves based on each such Fund's net assets, including assets attributable to the Fund's outstanding Preferred Shares.

     The PIMCO Advisors Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

     The following table provides information concerning the compensation paid to the Trustees and nominees for the Fund's fiscal year ended February 29, 2004. For the fiscal year ended February 29, 2004, the Trustees and nominees received the compensation set forth in the following table for serving as trustees of the Fund, if applicable, and other funds in the same "Fund Complex" as the Fund. Each officer and Trustee or nominee, who is a director, officer, partner, member or employee of the Manager or NACM, or any entity controlling, controlled by or under common control with the Manager or NACM, serves without any compensation from the Fund.


                              COMPENSATION TABLE

                                                                        TOTAL COMPENSATION FROM
                                   AGGREGATE COMPENSATION FROM         THE FUND AND FUND COMPLEX
                                  THE FUND FOR THE FISCAL YEAR     PAID TO TRUSTEES/NOMINEES FOR THE
NAME OF TRUSTEE                     ENDED FEBRUARY 29, 2004*     FISCAL YEAR ENDED FEBRUARY 29, 2004**
-------------------------------- ------------------------------ --------------------------------------
Paul Belica ....................             $13,981                           $120,043
Robert E. Connor ...............             $13,981                           $149,050
Hans W. Kertess ................               N/A                             $ 85,887
R. Peter Sullivan III ..........               N/A                             $ 49,616
John J. Dalessandro II .........             $13,981                           $128,500

----------
* The initial fiscal year of the Fund, which ended February 29, 2004, covered only eleven months. Because these eleven months included all quarterly Board meetings, the amounts listed above reflect what each Trustee would have received during a full fiscal year.

** In addition to fifteen PIMCO Advisors Closed-End Funds, during the most recently completed fiscal year, Mr. Belica and Mr. Connor served as Trustees of one open-end investment company (comprising four separate investment portfolios) advised by the Manager and one closed-end investment company advised by the Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.

     The Fund has no employees. The Fund's officers are compensated by the Manager, NACM or one of their affiliates.


BOARD COMMITTEES AND MEETINGS.

     AUDIT OVERSIGHT COMMITTEE. The Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), consisting of Messrs. Belica, Connor and Kertess, each of whom is an Independent Trustee. The Fund's Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Fund and, among other things, determines the selection of independent public auditors for the Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of the Fund, and services to be performed by the auditors for certain affiliates, including the Manager and NACM and entities in a control relationship with the Manager or NACM that provide services to the Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Fund's auditors.

     Each member of the Audit Oversight Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed.

     The Board has adopted a written charter for the Audit Oversight Committee, a copy of which is included as Exhibit A to this Proxy Statement. The charter was adopted on January 14, 2004 to conform to newly adopted rules of the New York Stock Exchange on which the Fund's Common Shares are listed. The Committee was governed by a different charter prior to that time. A report of the Audit Oversight Committee, dated April 19, 2004, is attached to this Proxy Statement as Exhibit B.

     NOMINATING COMMITTEE. The Board has a Nominating Committee composed solely of Independent Trustees, consisting of Messrs. Belica, Connor and Kertess. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee has adopted a charter, which is posted on the following website: www.pimcoadvisors.com.

     Qualifications, Evaluation and Identification of Trustee Nominees. The Nominating Committee of the Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, the Fund's Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund's current Trustees, (ii) the Fund's officers, (iii) the Fund's shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the applicable Fund's expense to identity potential candidates.

     Consideration of Candidates Recommended by Shareholders. The Nominating Committee of the Fund will review and consider nominees recommended by Shareholders to serve as Trustee, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Fund's Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund's Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at www.pimcoadvisors.com, for details.

     The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

     Recommendation of Nominees (Other than Nominees Nominated for Re-Election). The Independent Trustees of the Board recommended Mr. Sullivan to the Nominating Committee as a candidate for nomination as Trustee and Mr. Sullivan was nominated by the Nominating Committee and all of the Continuing Trustees then members of the Board.

     VALUATION COMMITTEE. The Board has a Valuation Committee, consisting of Messrs. Belica, Connor, and Kertess. The Board has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the Fund's portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund's portfolio securities and periodically reviews information from the Manager and NACM regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

     COMPENSATION COMMITTEE. The Board has a Compensation Committee, consisting of Messrs. Belica, Connor and Kertess. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, NACM or any entity controlling, controlled by or under common control with the Manager or NACM.

     MEETINGS. During the fiscal year ended February 29, 2004, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session once during such fiscal year. Valuation and Compensation Committees did not meet in separate session and the Nominating Committee met once. Each Trustee attended at least 75% of the regular and special meetings of the Board and meetings of the committees on which such Trustee served that were held during the fiscal year ended February 29, 2004, except Mr. Kertess, who was not elected to the Board until February 2004. Mr. Sullivan is not currently a Trustee of the Fund.

     SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES. The Board of Trustees has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, Nicholas-Applegate Convertible & Income Fund, c/o Brian Shlissel, Fund President, PA Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The President of the Fund is responsible for reviewing properly submitted shareholder communications. The President shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the President determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The President may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. The Fund's Trustees are not required to attend the Fund's annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures. The Meeting is the Fund's first annual meeting of shareholders.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. The Fund's Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund (i.e., the Fund's Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's securities with the Securities and Exchange

Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that each of the Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers has complied with all applicable filing requirements during the fiscal year ended February 29, 2004.


     REQUIRED VOTE. Election of Messrs. Kertess and Sullivan to the Board of Trustees will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders (voting together as a single class) cast in the election of Trustees at the Meeting, in person or by proxy. Election of Mr. Connor to the Board of Trustees will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) cast in the election of Trustees at the Meeting, in person or by proxy.


THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS
                                   PROPOSAL.

                            ADDITIONAL INFORMATION

     EXECUTIVE AND OTHER OFFICERS OF THE FUND. The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of the Manager or NACM are not compensated by the Fund. Unless otherwise noted, the address of all officers is c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

                           POSITION(S)      TERM OF OFFICE
                            HELD WITH       AND LENGTH OF
NAME, ADDRESS AND AGE          FUND          TIME SERVED          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-----------------------   -------------   -----------------   -------------------------------------------------------
Stephen J. Treadway       Chairman        Since inception     Managing Director, Allianz Dresdner Asset Management
2187 Atlantic Street                      (March 2003)        of America L.P. ("ADAM"); Managing Director and
Stamford, CT 06902                                            Chief Executive Officer, PA Fund Management LLC and
Age 56                                                        PA Distributors LLC; Member of the Board of
                                                              Management of Allianz Dresdner Asset Management
                                                              GmbH; Chairman, Fixed Income SHares, PIMCO
                                                              Corporate Opportunity Fund, PIMCO High Income
                                                              Fund and Nicholas-Applegate Convertible & Income
                                                              Fund II; Trustee, Chairman and President, PIMCO
                                                              Advisors VIT; Trustee and Chairman; PIMCO Funds:
                                                              Multi-Manager Series, PIMCO Municipal Income Fund,
                                                              PIMCO California Municipal Income Fund, PIMCO
                                                              New York Municipal Income Fund, PIMCO Corporate
                                                              Income Fund, PIMCO Municipal Income Fund II,
                                                              PIMCO California Municipal Income Fund II, PIMCO
                                                              New York Municipal Income Fund II, PIMCO Municipal
                                                              Income Fund III, PIMCO California Municipal Income
                                                              Fund III, PIMCO New York Municipal Income Fund III
                                                              and PIMCO Floating Rate Income Fund; Director and
                                                              Chairman, Municipal Advantage Fund, Inc.

Brian S. Shlissel         President       Since inception     Executive Vice President, PA Fund Management LLC;
Age 39                    and Chief       (March 2003)        President and Chief Executive Officer, Fixed Income
                          Executive                           SHares, PIMCO Municipal Income Fund, PIMCO
                          Officer                             California Municipal Income Fund, PIMCO New York
                                                              Municipal Income Fund, PIMCO Municipal Income
                                                              Fund II, PIMCO California Municipal Income Fund II,
                                                              PIMCO New York Municipal Income Fund II, PIMCO
                                                              Municipal Income Fund III, PIMCO California
                                                              Municipal Income Fund III, PIMCO New York
                                                              Municipal Income Fund III, PIMCO High Income Fund,
                                                              Nicholas-Applegate Convertible & Income Fund II,
                                                              PIMCO Floating Rate Income Fund, PIMCO Corporate
                                                              Income Fund and PIMCO Corporate Opportunity Fund
                                                              and Municipal Advantage Fund, Inc.; Executive Vice
                                                              President, Treasurer and Secretary, PIMCO Advisors
                                                              VIT; Formerly, Vice President, Mitchell Hutchins Asset
                                                              Management Inc.

                            POSITION(S)       TERM OF OFFICE
                             HELD WITH        AND LENGTH OF
NAME, ADDRESS AND AGE           FUND           TIME SERVED          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-----------------------   ---------------   -----------------   ------------------------------------------------------
Newton B. Schott, Jr.     Vice              Since inception     Managing Director, Chief Administrative Officer,
2187 Atlantic Street      President,        (March 2003)        General Counsel and Secretary, PA Distributors LLC;
Stamford, CT 06902        Secretary                             Managing Director, Chief Legal Officer and Secretary,
Age 61                                                          PA Fund Management LLC; President, Chief Executive
                                                                Officer and Secretary, PIMCO Funds: Multi-Manager
                                                                Series; Vice President and Secretary, PIMCO Municipal
                                                                Income Fund, PIMCO California Municipal Income
                                                                Fund, PIMCO New York Municipal Income Fund,
                                                                PIMCO Municipal Income Fund II, PIMCO California
                                                                Municipal Income Fund II, PIMCO New York Municipal
                                                                Income Fund II, PIMCO Municipal Income Fund III,
                                                                PIMCO California Municipal Income Fund III, PIMCO
                                                                New York Municipal Income Fund III, PIMCO High
                                                                Income Fund, Nicholas-Applegate Convertible & Income
                                                                Fund II, PIMCO Floating Rate Income Fund, PIMCO
                                                                Corporate Income Fund, PIMCO Corporate Opportunity
                                                                Fund and Municipal Advantage Fund, Inc.; Secretary,
                                                                Fixed Income SHares.

Lawrence Altadonna        Treasurer;        Since inception     Senior Vice President, PA Fund Management LLC;
Age 38                    Principal         (March 2003)        Treasurer and Principal Financial and Accounting
                          Financial and                         Officer, PIMCO Municipal Income Fund, PIMCO
                          Accounting                            California Municipal Income Fund, PIMCO New York
                          Officer                               Municipal Income Fund, PIMCO Municipal Income
                                                                Fund II, PIMCO California Municipal Income Fund II,
                                                                PIMCO New York Municipal Income Fund II, PIMCO
                                                                Municipal Income Fund III, PIMCO California
                                                                Municipal Income Fund III, PIMCO New York
                                                                Municipal Income Fund III, PIMCO High Income Fund,
                                                                Nicholas-Applegate Convertible & Income Fund II,
                                                                PIMCO Floating Rate Income Fund, PIMCO Corporate
                                                                Income Fund, PIMCO Corporate Opportunity Fund and
                                                                Municipal Advantage Fund, Inc.; Treasurer, Fixed
                                                                Income SHares; Assistant Treasurer, PIMCO Advisors
                                                                VIT. Formerly, Director of Fund Administration,
                                                                Prudential Investments.

Douglas Forsyth           Vice              Since inception     Lead Portfolio Manager, Executive Committee, NACM.
600 West Broadway         President         (March 2003)        Vice President, Nicholas-Applegate Convertible &
San Diego, CA 92101                                             Income Fund II.
Age 35

Jennifer Patula           Assistant         Since February      Assistant Secretary, PIMCO Municipal Income Fund,
Age 25                    Secretary         2004                PIMCO California Municipal Income Fund, PIMCO
                                                                New York Municipal Income Fund, PIMCO Municipal
                                                                Income Fund II, PIMCO California Municipal Income
                                                                Fund II, PIMCO New York Municipal Income Fund II,
                                                                PIMCO Municipal Income Fund III, PIMCO California
                                                                Municipal Income Fund III, PIMCO New York
                                                                Municipal Income Fund III, PIMCO Corporate Income
                                                                Fund, PIMCO Corporate Opportunity Fund, PIMCO
                                                                High Income Fund, Nicholas-Applegate Convertible &
                                                                Income Fund II, PIMCO Floating Rate Income Fund
                                                                and Municipal Advantage Fund, Inc., Fixed Income
                                                                SHares, PIMCO Advisors VIT.

     INVESTMENT MANAGER AND PORTFOLIO MANAGER. The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Fund. The Manager retains its affiliate, NACM, as sub-adviser to manage the Fund's investments. NACM is located at 600 West Broadway, San Diego, CA, 92101. The Manager and NACM are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

     REGULATORY AND LITIGATION MATTERS. On February 12, 2004, the staff of the SEC informed the Manager and an investment advisory affiliate that it intended to recommend that the SEC bring civil and administrative actions against the Manager and the investment advisory affiliate, seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the SEC staff's investigation of "market timing" and related trading activities. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint against certain affiliates of the Manager alleging, among other things, that the defendants failed to disclose that they improperly allowed certain hedge funds to engage in "market timing" in certain series of PIMCO Funds: Multi-Manager Series and PIMCO Funds: Pacific Investment Management Series (collectively, the "PIMCO Funds"). The complaint seeks injunctive relief, civil monetary penalties, restitution and disgorgement of profits. On May 6, 2004, the SEC filed a complaint in the U.S. District Court in the Southern District of New York alleging that the Manager, certain affiliates of the Manager, Stephen J. Treadway (the chief executive officer of the Manager as well as the chairman of the Fund) and Kenneth W. Corba (the former chief executive officer of an investment advisory affiliate of the Manager as well as a portfolio manager of certain series of the PIMCO Funds) had, among other things, violated and/or aided and abetted violations of, various antifraud provisions of the federal securities laws in connection with the alleged "market timing" arrangements discussed above. The complaint seeks injunctive relief, disgorgement plus pre-judgment interest, monetary penalties, and an order permanently enjoining the defendants from serving as investment advisers, principal underwriters, officers, directors, or members of any advisory boards to any registered investment companies.

     If the New Jersey Attorney General or the SEC were to obtain a court injunction against the Manager, its affiliates or Mr. Treadway, they and their affiliates (including NACM) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In such a case, the Manager and NACM would in turn seek exemptive relief from the SEC, as contemplated by the1940 Act, although there is no assurance that such exemptive relief would be granted. The SEC also has the power by order to prohibit the Manager and its affiliates (including NACM) from serving as investment advisers, although to date it has not exercised such powers with respect to market timing arrangements involving other mutual fund complexes.

     In November 2003, the SEC settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, the Manager and certain of its affiliates are under investigation by the SEC relating to revenue-sharing arrangements and the use of brokerage commissions to recognize brokers effecting sales of the PIMCO Funds. In addition, the Attorney General of the State of California has publicly announced an investigation into the PIMCO Funds' brokerage recognition and revenue-sharing arrangements.

     Since February 2004, the Manager, NACM and certain of their affiliates, the PIMCO Funds and their trustees (including Mr. Treadway) have been named as defendants in multiple lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the PIMCO Funds during specified periods or as derivative actions on behalf of the PIMCO Funds. These lawsuits, which do not directly involve the Fund, generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Manager, NACM and the Fund believe that other similar lawsuits may be filed in federal or state courts naming the Manager, NACM, the Fund, Mr. Treadway and/or their affiliates as defendants.

     It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market value of the Fund's Shares or other adverse consequences to the Fund and its Shareholders. However, the Manager, NACM and the Fund believe that these matters are not likely to have a material adverse effect on the Manager's or NACM's ability to perform their respective investment advisory services to the Fund.

     The foregoing speaks only as of the date of this Proxy Statement. There may be additional litigation or regulatory developments in connection with the matters discussed above.

     INDEPENDENT AUDITORS. The Audit Oversight Committee of the Fund's Board unanimously selected PricewaterhouseCoopers LLP ("PwC") as the independent auditors for the current fiscal year ending February 28, 2005. PwC served as the independent auditors of the Fund for the last fiscal year and also serves as the auditor of various other investment companies for which the Manager and NACM serve as investment adviser or sub-adviser. PwC is located at 1177 Avenue of the Americas, New York, New York 10036. The Fund knows of no direct financial or material indirect financial interest of PwC in the Fund.

     A representative of PwC, if requested by any Shareholder, will be present via a telephone at the Meeting to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

     The Fund's Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund's independent auditors. Under the policies, on an annual basis, the Fund's Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent auditors on behalf of the Fund. The President of the Fund also pre-approves any permitted non-audit services to be provided to the Fund.

     In addition, the Fund's Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent auditors to the Manager, NACM and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the "Accounting Affiliates"), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent auditors to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent auditors showing the aggregate fees paid by Accounting Affiliates for such services.

     The Fund's Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of the Fund's Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or other delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

     The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the "de minimis exception").

     Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund's initial fiscal year, the Audit Fees billed by PwC are shown in the table below:

                   FISCAL YEAR ENDED            AUDIT FEES
                   ------------------           ----------
                    February 29, 2004           $51,000

     Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees" above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for the Fund's initial fiscal year, the Audit-Related Fees billed by PwC to the Fund and the Audit-Related Fees billed by PwC to the Fund's Accounting Affiliates for audit-related services related directly to the operations and financial reporting of the Fund:

                                       FISCAL YEAR ENDED      AUDIT-RELATED FEES
                                       -------------------   -------------------
     Fund                              February 29, 2004           $48,000
     Accounting Affiliates of Fund     February 29, 2004           $     0

     Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund's initial fiscal year, the Tax Fees billed by PwC to the Fund and the Tax Fees billed by PwC to the Fund's Accounting Affiliates related directly to the operations and financial reporting of the Fund:

                                       FISCAL YEAR ENDED      TAX FEES
                                       -------------------   ---------
     Fund                              February 29, 2004      $2,600
     Accounting Affiliates of Fund     February 29, 2004      $    0

     All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." For the Fund's initial fiscal year ending February 29, 2004, no such fees were billed by PwC to the Fund and no such fees were billed by PwC to the Fund's Accounting Affiliates that were related directly to the operations and financial reporting of the Fund.

     For periods prior to May 6, 2003, the amounts shown above under "Audit-Related Fees," "Tax Fees" and "All Other Fees" relate to permitted non-audit services that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect.

     During the periods indicated in the tables above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, for the fiscal year indicated, for services rendered to the Fund and the Fund's Accounting Affiliates is shown in the table below:




                                       FISCAL YEAR ENDED      AGGREGATE NON-AUDIT FEES
                                       -------------------   -------------------------
     Fund                              February 29, 2004             $   50,600
     Accounting Affiliates of Fund     February 29, 2004             $3,698,180

     The Fund's Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund's Accounting Affiliates that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Fund) were compatible with maintaining the independence of PwC as the Fund's principal auditors. Please see the Report of the Audit Oversight Committee in Exhibit B to this Proxy Statement.

     OTHER BUSINESS. As of the date of this Proxy Statement, the Fund's officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

     QUORUM, ADJOURNMENTS AND METHODS OF TABULATION. A quorum at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Common Shares and Preferred Shares of the Fund entitled to vote at the Meeting, except that a quorum for the election of Mr. Connor as a Trustee will consist of the presence in person or by proxy of thirty percent (30%) of the Preferred Shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Fund as tellers (the "Tellers") for the Meeting. For purposes of determining the presence of a quorum, the Tellers will count the total number of votes cast "for" or "against" approval of the Proposal, as well as Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

     REPORTS TO SHAREHOLDERS. The Fund's 2004 Annual Report to Shareholders was mailed to Shareholders on or about April 29, 2004. ADDITIONAL COPIES OF THE ANNUAL REPORT AND THE FUND'S SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, MAY BE OBTAINED WITHOUT CHARGE FROM THE FUND BY CALLING 1-877-819-2224 OR BY WRITING TO THE FUND AT 2187 ATLANTIC STREET, 7TH FLOOR, STAMFORD, CT 06902.

     SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETINGS. It is currently anticipated that the Fund's next annual meeting of Shareholders (in 2005) will be held in May 2005. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than January 20, 2005 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2005 annual meeting (i.e., other than those to be included in the Fund's proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund's Bylaws, no earlier than March 21, 2005 and no later than April 5, 2005. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder's proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the Fund, at the address of the principal executive offices of the Fund, with a copy to Joseph B. Kittredge, Jr., at Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


May 17, 2004

                                                   EXHIBIT A TO PROXY STATEMENT


                            PIMCO CLOSED-END FUNDS


                       AUDIT OVERSIGHT COMMITTEE CHARTER

                       (Adopted as of January 14, 2004)

     The Board of Trustees (each a "Board") of each of the registered investment companies listed in Appendix A hereto (each a "Fund" and, collectively, the "Funds"), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the "Committee") of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.


STATEMENT OF PURPOSE AND FUNCTIONS

     The Committee's general purpose is to oversee the Fund's accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors. The Committee's purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund's annual proxy statements, if any.

     The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund's internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund's financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.


MEMBERSHIP

     The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

     Each member of the Committee may not be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the "NYSE"). Each member of the Committee must be "financially literate" (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have "accounting or related financial management expertise," in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.


RESPONSIBILITIES AND DUTIES

     The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

   1. Determine the selection, retention or termination of the Fund's independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund's independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

   2. To consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard ("ISB") No. 1.

   3. To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment advisers (including sub-advisers) and to certain of the investment advisers' affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

   4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

   5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

   6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

   7. Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

   8. Discuss with management and the independent auditors the Fund's audited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance; discuss with the independent auditors matters required by Statement of Accounting Standards ("SAS") No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund's audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund's Annual Report.

   9. Discuss with management and the independent auditors the Fund's unaudited financial statements.

   10. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

   11. Review with management and, as applicable, with the independent auditors the Fund's accounting and financial reporting policies, practices and internal controls, management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

   12. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

   13. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

   14. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

   15. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

   16. Report to the Board on a regular basis (at least annually) on the Committee's activities.

   17. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.


MEETINGS

     At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

OUTSIDE RESOURCES AND ASSISTANCE FROM MANAGEMENT

     The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund's expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund's independent auditors for the issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.


ANNUAL EVALUATIONS

     The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.


ADOPTION AND AMENDMENTS

     The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

                                                                      EXHIBIT A


                          FUNDS SUBJECT TO THIS CHARTER

                            (As of January 14, 2004)

                           PIMCO MUNICIPAL INCOME FUND
                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                      PIMCO NEW YORK MUNICIPAL INCOME FUND
                           PIMCO CORPORATE INCOME FUND
                         PIMCO MUNICIPAL INCOME FUND II
                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
                     PIMCO NEW YORK MUNICIPAL INCOME FUND II
                         PIMCO MUNICIPAL INCOME FUND III
                   PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
                    PIMCO NEW YORK MUNICIPAL INCOME FUND III
                        PIMCO CORPORATE OPPORTUNITY FUND
                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                             PIMCO HIGH INCOME FUND
                 NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
                         PIMCO FLOATING RATE INCOME FUND

                                                   EXHIBIT B TO PROXY STATEMENT


                       REPORT OF AUDIT OVERSIGHT COMMITTEE
                           OF THE BOARD OF TRUSTEES OF
            NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND (THE "FUND")
                              DATED APRIL 19, 2004

     The Audit Oversight Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Trustees of the Fund (the "Board") and operates under a written Charter adopted by the Board. The Committee meets with the Fund's management ("Management") and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended February 29, 2004 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP ("PwC"), the Fund's independent public accountants, the audited financial statements for the fiscal year ended February 29, 2004. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial of emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the auditor's independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PIMCO Advisors Fund Management LLC ("PAFM"), the Fund's investment manager during portions of the last fiscal year, Nicholas-Applegate Capital Management LLC ("NACM"), the Fund's sub-adviser, and any entity controlling, controlled by or under common control with PAFM or NACM that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended February 29, 2004 be included in the Fund's Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund's independent public accountants for the fiscal year ending February 28, 2005.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess

                                      PROXY
                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON JUNE 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of Nicholas-Applegate Convertible & Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 4:00 p.m., Eastern Time, June 29, 2004 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

     Please refer to the Proxy Statement for a discussion of the Proposal.

-----------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
-----------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
|X| votes as in
    this example.

Your Board of Trustees urges you to vote "FOR" the election of the Nominee.

I. Election of Trustee:

   (01) Hans W. Kertess (Class I) and (02) R. Peter Sullivan III (Class II)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM THE
                NOMINEES   ---              ---  NOMINEES


          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above




-----------------------------------------------------------------------------
                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
-----------------------------------------------------------------------------

                                  COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                           ---
Please check box at right if an address change or comment  | |
has been made on the reverse side of this card.            ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON JUNE 29, 2004

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of Nicholas-Applegate Convertible & Income Fund, a Massachusetts business trust (the "Fund"), hereby appoints Stephen J. Treadway, Newton B. Schott, Jr. and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at 4:00 p.m., Eastern Time, June 29, 2004 at the offices of PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

      Please refer to the Proxy Statement for a discussion of the Proposal.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN
               THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
|X| votes as in
    this example.


Your Board of Trustees urges you to vote "FOR" the election of all Nominees.

I. Election of Trustees:

(01) Robert E. Connor (Class I), (02) Hans W. Kertess (Class I) and
(03) R. Peter Sullivan III (Class II)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES



          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above




--------------------------------------------------------------------------------
                  NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

                                                          ---
Please check box at right if an address change or comment | |
has been made on the reverse side of this card.           ---

Please be sure to sign and date this Proxy.



Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______